Exhibit 10.16

FORM OF

AMENDED AND RESTATED

PROMISSORY NOTE

$1,165,625.00	January 29, 2007

FOR VALUE RECEIVED, the undersigned promises to pay to the order of VITACOST.COM, INC., a Delaware corporation (“Payee” or “Vitacost”) the principal sum of One Million One Hundred Sixty-five Thousand Six Hundred Twenty-Five and No/100 Dollars ($1,165,625.00) together with simple interest computed at the rate of 7.25% per annum, payable quarterly in arrears. Principal shall be payable on the first to occur of: (a) the completion of a future initial underwritten registered public offering of Vitacost (the “IPO”); and (b) January 2, 2016 (“Maturity Date”). Following an event of default, all indebtedness evidenced by this Note shall bear simple interest at a per annum rate equal to the sum of the applicable federal rate for 9 year obligations plus two percent. Notwithstanding anything to the contrary herein, should an IPO be consummated during the term of this Note, and should the undersigned fail to satisfy the indebtedness of this Note by payment of proceeds from the sale of stock in connection with the IPO, then the undersigned agrees and directs Vitacost to retire from the shares of stock pledged to it by the undersigned pursuant to the Pledge Agreement executed contemporaneous with the execution of this Note that number of shares which, when multiplied by the price per share at which the IPO is consummated, will equal the indebtedness evidenced by this Note as of the initial closing of the IPO (the “Closing Date Indebtedness”), and by acceptance of this Note Vitacost agrees to accept said shares; should the pledged shares be insufficient to satisfy in full the Closing Date Indebtedness, then the undersigned agrees to pay any such deficiency with cash on the Maturity Date. Notwithstanding anything to the contrary herein, should the value of the pledged shares be insufficient to satisfy the obligations evidenced by this Note in full, then the undersigned shall be liable for any deficiency.

The undersigned shall have the right to prepay the amounts due hereunder, in whole or in part, at any time without premium or penalty.

Upon the occurrence of any of the following events of default:

(a) Any payment due hereunder shall not be paid within ten (10) days after the date when due;

(b) The undersigned shall fail to perform or observe any other obligation at the time and in the manner required by this note;

(c) The undersigned shall: (i) generally not be paying the undersigned’s debts as they become due; (ii) file, or consent, by answer or otherwise, to the filing against the undersigned of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction; (iii) make an assignment for the benefit of creditors; (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or for any substantial part of its property; (v) be adjudicated insolvent; or (vi) take action for the purposes of any of the foregoing;

(d) if any court of competent jurisdiction shall enter an order appointing, without the consent of the undersigned, a custodian, receiver, trustee or other officer with similar powers with respect to the undersigned or with respect to any substantial part of the property of the undersigned, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the undersigned’s property, of if any petition for any such relief shall be filed against the undersigned and such petition shall not be dismissed within thirty (30) days; or

(e) if the undersigned shall sell, transfer or otherwise dispose of all or substantially all of its assets or property or if shares representing greater than two-thirds of the voting control of the undersigned are sold or transferred in one transaction or a series of transactions. Notwithstanding the foregoing, the undersigned intends and Vitacost acknowledges and agrees that the undersigned shall grant to Robertson VT, Inc. or its successor in interest (“Trustee”) the right to vote all of the shares of common stock owned by the undersigned in Vitacost, pursuant to the Voting Trust Agreement, dated June 2, 2006 and the undersigned and Payee, by acceptance of this Note, agree to take the steps necessary to substitute a like amount of shares to be transferred by the undersigned to the Voting Trust for the shares presently pledged with Vitacost to accommodate the formation of the Voting Trust;

then, and in any such and at any time thereafter, the Payee may, by written notice to the undersigned, declare the entire unpaid principal amount hereunder to be immediately due and payable, whereupon the same shall become forthwith due and payable, and proceed to exercise any and all rights and remedies that Payee may have at law or in equity.

All payments made pursuant to the terms of this Note shall, at Payee’s option, be applied first to the payment of any fees, expenses or other costs that the undersigned is obligated to pay hereunder, second to the payment of accrued interest hereunder and the remainder to reduce the unpaid principal amount hereof.

The undersigned hereby waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note. The undersigned hereby consents to every extension of time, renewal, waiver or modification that may be granted by any holder hereof with respect to the payment or other provisions of this Note or any part hereof, with or without substitution, and agrees that additional makers or guarantors or endorsers may become parties hereto without notice to the undersigned, and without affecting the liability of the undersigned hereunder.

If any attorney is engaged to collect all or any portion of the liabilities of the undersigned hereunder or to represent Payee or any holder hereof in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Note, or to represent Payee or any holder hereof in any other proceedings whatsoever in connection with this Note, then the undersigned shall be liable to Payee or any holder hereof for all reasonable attorneys’ fees, costs and expenses in connection therewith, in addition to all other amounts due hereunder.

No delay or omission on the part of Payee in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no singular or partial exercise of any right or remedy shall preclude any other further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or partial exercise shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

In the event that any provision of this Note is deemed to be invalid by reason of the operation of any law, this Note shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

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This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Payee and the undersigned.

This Note has been prepared by Shefsky & Froelich Ltd. (“S&F”) solely in its capacity as counsel for the Payee. S&F has advised the undersigned to retain independent counsel with respect to the subject matter hereof and has not provided any legal advice to the undersigned with respect to the subject matter hereof. Payee and the undersigned understand that S&F has provided legal services to the undersigned with respect to issues unrelated to this matter and may provide other services to the undersigned or his affiliates in the future; however, by acceptance of this Note, the undersigned acknowledges that none of such representation of the undersigned presently or in the future shall preclude S&F from representing the undersigned or Vitacost following the acquisition of Vitacost shares by the undersigned.

This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

The validity and interpretation of this Note shall be governed by the internal laws (and not the laws of conflict) of the State of Florida.

IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.

WAYNE GORSEK

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FORM OF

STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (“Agreement”), dated January 29, 2007 is made by WAYNE GORSEK (“Pledgor”) in favor of VITACOST.COM, INC., a Delaware corporation (“Secured Party” or “Vitacost”).

BACKGROUND

A. Secured Party is lending money to Pledgor to enable him to exercise options to purchase 785,000 shares of common stock of Secured Party (the “Option Shares”) as evidenced by that certain promissory note of even date herewith in the principal amount of $1,165,625 from Pledgor to Secured Party (the “Note”).

B. To induce the Secured Party to make the loan evidenced by the Note, Pledgor has agreed to pledge and deposit both the Option Shares and 1,177,399 shares of Secured Party owned by Pledgor (the “Existing Shares”) with the Secured Party as security for the repayment of the Note.

C. Pledgor plans to grant to Robertson VT, Inc. (“Trustee”) the right to vote all of the shares of common stock now or hereafter owned by Pledgor prior to the completion of a future initial underwritten registered public offering, if any.

NOW THEREFORE, for other good and sufficient consideration, the receipt of which is hereby acknowledged, Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

1. Pledge. Pledgor, for the purpose of granting a continuing lien and security interest, does hereby assign, pledge, hypothecate, deliver and set over to Secured Party, his successors and assigns: (i) the Existing Shares (i.e. 1,177,399 shares of common stock as represented as a subset of the shares evidenced by certificate number 258 in Vitacost) and (ii) the Option Shares (to be comprised of 785,000 shares of Common Stock to be issued simultaneous with the exercise of the option from the loan referenced above), together with any additions, exchanges, replacements and substitutions therefor, dividends and distributions with respect thereto, and the proceeds thereof (collectively, the “Pledged Collateral”).

2. Obligations. The pledge and security interest described herein shall continue in effect to secure all of Pledgor’s obligations under the Note (the “Obligations”) until all Obligations have been indefeasibly paid and satisfied in full.

3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party.

Pledgor agrees to execute and deliver such additional instruments, assignments, stock powers and other documents as, in the judgment of Secured Party, may be necessary or convenient to carry out the terms of this Agreement. The Secured Party shall have the right, at any time in its discretion and with notice to the Pledgor, to transfer to, or to register in the name of, the Secured Party or any of its nominees any or all of the Pledged Collateral.

4. Dividends. During the term of this Agreement, and so long as Pledgor is not in default in the performance of any of the terms of this Agreement or the Note, when and if any dividends are paid on the Pledged Collateral, Pledgor shall be entitled to receive and to utilize free and clear of the lien of this Agreement any and all cash dividends paid in respect of the Pledged Collateral Upon the occurrence and during the continuation of an event of default (as defined in the Note), any dividend paid in respect of the Pledged Collateral shall be paid directly to the Secured Party, and such dividends shall be allocated to pay principal and interest until such amounts are paid in full.

5. Voting Rights. During the term of this Agreement, and so long as Pledgor is not in default in the performance of any of the terms of this Agreement or the Note, the Pledgor shall be entitled to exercise all of their voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Note, provided that Pledgor shall not exercise any such right if, in the Secured Party’s judgment, such action would modify or in any way adversely change Secured Party’s rights under the Pledged Collateral. Furthermore, Pledgor intends and Secured Party acknowledges and agrees that Pledgor shall grant to Trustee the right to vote all of the shares of common stock owned by the undersigned in Vitacost pursuant to the Voting Trust Agreement, dated January 29, 2007, and Secured Party agrees to take any and all actions and permit Pledgor and Trustee to take any and all actions necessary to effectuate that grant. Upon the occurrence and during the continuance of a default under this Agreement or the Note and the delivery of notice of default from Secured Party to Pledgor and Pledgor’s failure to cure the default with ten (10) days following delivery of the notice, all rights of the Pledgor to exercise the voting and other consensual rights which such Pledgor would otherwise be entitled to exercise pursuant to this Section 5 shall cease, and all such rights shall thereupon become vested in the Secured Party, who shall thereupon have the sole right to exercise such voting and other consensual rights.

6. Payment of Obligations; Release of Collateral. Upon payment in full of the Obligations, Secured Party shall promptly return the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

7. Event of Default. If an event of default (as defined in the Note) occurs and is continuing under the Note, then Secured Party may, at its sole option, exercise from time to time with respect to the Pledged Collateral any and/or all rights and remedies available to it hereunder, under the Uniform Commercial Code as adopted in the State of Illinois (“UCC”), or otherwise available to it, at law or in equity, including, without limitation, the right to dispose of the Pledged Collateral at public or private sale(s) or other proceedings, and Pledgor agrees that, if permitted by law, Secured Party or its nominee may become the purchaser at any such sale(s); provided, however, in all events, Secured Party agrees to give to Pledgor at least twenty (20) days’ written notice prior to its sale or other disposition of any of the Pledged Collateral. The proceeds of any Pledged Collateral received by Secured Party at any time, whether from the sale of Pledged Collateral or otherwise, may be applied to or on account of the Obligations and in such order as Secured Party may elect. In addition, Secured Party may, in its discretion, apply any such proceeds to or on account of the payment of all costs, fees and expenses (including, without limitation, attorneys’ fees) which may be incurred by Secured Party.

8. Commercial Sale. Pledgor recognizes that Secured Party may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Pledged Collateral, a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (“Securities Act”) and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to Secured Party or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Pledgor agrees that Secured Party has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

9. Representations and Warranties. Pledgor hereby represents and warrants that:

(a) Except as pledged herein to Secured Party, Pledgor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Pledged Collateral in any manner whatsoever and the Pledged Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options;

(b) Pledgor has the full power and authority to execute, deliver, and perform under this Agreement and to pledge the Pledged Collateral hereunder; and

(c) This Agreement constitutes the valid and binding obligation of Pledgor, enforceable in accordance with its terms, and the pledge of the Pledged Collateral referred to herein is not in violation of and shall not create any default under any agreement, undertaking or obligation of Pledgor.

10. Protection of Pledged Collateral. Secured Party shall have no obligation to take any steps to preserve, protect or defend the rights of Pledgor or Secured Party in the Pledged Collateral against other parties. Secured Party shall have no obligation to sell or otherwise deal with the Pledged Collateral at any time for any reason, whether or not upon request of Pledgor, and whether or not the value of the Pledged Collateral, in the opinion of Secured Party or Pledgor, is more or less than the aggregate amount of the Obligations secured hereby, and any such refusal or inaction by Secured Party shall not be deemed a breach of any duty which Secured Party may have under law to preserve the Pledged Collateral. Except as provided by applicable law, no duty, obligation or responsibility of any kind is intended to be delegated to or assumed by Secured Party at any time with respect to the Pledged Collateral.

11. Commercial Notice. To the extent Secured Party is required by law to give Pledgor prior notice of any public or private sale, or other disposition of the Pledged Collateral, Pledgor agrees that twenty (20) days’ prior written notice to Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition. Pledgor further recognizes and agrees that if the Pledged Collateral, or a portion thereof, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgor shall not be entitled to any prior notice of sale or other intended disposition.

12. Indemnity. Pledgor shall indemnify, defend and hold harmless Secured Party from and against any and all claims, losses and liabilities resulting from any breach by Pledgor of Pledgor’s representations and covenants under this Agreement.

13. Changes to Note. Pledgor hereby consents and agrees that Secured Party may at any time or from time to time in its sole discretion, subject to the terms of the Note:

(a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations;

(b) supplement, amend, restate, supersede, or replace the Note;

(c) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations;

(d) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations; and

(e) apply any and all payments received from any source by Secured Party at any time against the Obligations in any order as Secured Party may determine;

all of the foregoing in such manner and upon such terms as Secured Party may determine and without notice to or further consent from Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

14. No Impairment. This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of:

(a) any delay in making demand on Pledgor for or delay in enforcing or failure to enforce, performance or payment of Pledgor’s Obligations; or

(b) any failure, neglect or omission on Secured Party’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Obligations.

15. No Further Liens. Pledgor covenants and agrees that Pledgor shall not, without the prior written consent of Secured Party, sell, encumber or grant any lien, security interest or option on or with respect to any of the Pledged Collateral.

16. Counsel. This document has been prepared by Shefsky & Froelich Ltd. (“S&F”) solely in its capacity as counsel for Secured Party. S&F has advised Pledgor that it is not acting as his counsel with respect to the subject matter hereof and has advised Pledgor to retain independent counsel. No inference in favor or against either party should be drawn based upon who served as principal draftsman of this Agreement.

17. No Waiver. Any failure of or delay by Secured Party to exercise any right or remedy hereunder shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any other time.

18. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto regarding the subject matter hereof and this Agreement may be modified only by a written instrument signed by Pledgor and Secured Party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. The recitals set forth above are hereby incorporated herein and made a part hereof by this reference.

19. Governing Law. This Agreement is made in and shall be governed by and construed in accordance with the internal laws (as opposed to the Conflicts of Law principles) of the State of Florida, and the provisions hereof shall be deemed severable in the event of the invalidity of any provision. Pledgor irrevocably agrees to service of process by certified mail, return receipt requested to the address set forth on the signature page hereto unless Pledgor otherwise notifies Secured Party in accordance with the terms hereof of a change in such address.

20. Notice. All communications which either party may provide to the other herein shall be sent to the party entitled to notice at the respective address set forth on the signature page hereto or such other address as the party entitled to notice shall provide to the other, and may be delivered in person, with receipt acknowledged, or sent by telex, telecopy, nationally reorganized overnight courier service or by United States mail, registered or certified, return receipt requested, postage prepaid.

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first set forth above.

PLEDGOR:	SECURED PARTY:

Vitacost.com, Inc.
Wayne Gorsek	By:

Address: 4181 Artesa Drive Boynton Beach, Florida 33436 Email: gorsek@gmail.com wayne@vitacost.com	Address: 2055 High Ridge Road Boynton Beach, Florida 33426 Facsimile: (561) 752-8900